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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 24, 2001
(Date of earliest event reported)

CORILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-29291 (Commission File No.)	91-1795219 (IRS Employer Identification No.)

3400 NW John Olsen Place, Hillsboro, OR 97124
(Address of principal executive offices, including Zip Code)

(503) 629-3300
(Registrant's telephone number, including area code)

Item 5.  Other Events

    On October 24, 2001, Corillian Corporation issued a press release announcing its financial results for its third fiscal quarter of 2001 and providing a business outlook for the remainder of fiscal 2001. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits
99.1	Corillian Corporation Press Release issued October 24, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORILLIAN CORPORATION

Dated: October 24, 2001	By	/s/ STEVEN SIPOWICZ Steven Sipowicz Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Corillian Corporation Press Release issued October 24, 2001

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX